Prospectus and Statement of Additional Information Supplement -- June 7, 2004*

                                                        Prospectus       SAI
Fund Name                                                 Form #        Form #
AXP Partners International Small Cap Fund
(Dec. 30, 2003)                                        S-6258-99 D   S-6258-20 D

For the prospectus

The second paragraph under "Principal Investment Strategies" section has been revised as follows:

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the subadvisers. AEFC has selected two independent asset managers to subadvise the Fund with differing management styles to provide diversified exposure to foreign markets: Templeton Investment Counsel, LLC (Franklin Templeton) and Wellington Management Company, LLP (Wellington Management) together with its affiliate Wellington Management International Ltd (Wellington Management International) (the Subadvisers). Each of the Subadvisers acts independently of the other and uses its own methodology for selecting investments.

The information regarding Wellington Management in the "Investment Manager" section has been revised as follows:

Wellington Management

Edward L. Makin

Mr. Makin joined Wellington Management in 1994. Mr. Makin has been a portfolio manager for Wellington Management International since June 2004. He has managed Global Smaller Companies portfolios for Wellington Management since December 1997. Alongside his smaller company responsibilities he was an active member of Wellington Management's Europe large cap equity team from 1994 until July 2000. Prior to joining Wellington Management in 1994, Mr. Makin spent five years as an equity fund manager/analyst at Morgan Stanley Asset Management in the U.K., where he managed institutional and retail portfolios invested in British stocks. A graduate of the University of London with a BA in economics (1987), Mr. Makin earned a diploma in portfolio management theory from the London Business School. He is registered with the London Stock Exchange and FSA.

Wellington Management is located at 75 State Street, Boston, Massachusetts. Wellington Management, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Effective June 7, 2004, the portion of the Fund's portfolio managed by Wellington Management will be managed by Wellington Management International, located at Stratton House, 1 Stratton Street, London, England. All other contractual duties and responsibilities, such as portfolio trading, account administration and client liaison services, will continue to be carried out by Wellington Management.

For the Statement of Additional Information

Under the "Investment Management Services Agreement," the section regarding the Subadvisory Agreements that discusses Wellington Management has been revised as follows.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, subadvises the Fund's assets. Wellington Management, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Effective June 7, 2004, the portion of the Fund's portfolio managed by Wellington Management will be managed by Wellington Management International Ltd, located at Stratton House, 1 Stratton Street, London, England. All other contractual duties and responsibilities, such as portfolio trading, account administration and client liaison services, will continue to be carried out by Wellington Management. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.75% on the first $100 million in assets, 0.65% on assets between $100-$250 million, and 0.60% on assets over $250 million. The total amount paid was $62,802 for fiscal year 2003, and $3,545 for fiscal period 2002.





S-6258-21 A (6/04)

Valid until next update.
* Destroy Dec. 30, 2004